SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 12, 2002

Date of report (Date of earliest event reported)

GRANITE CITY FOOD & BREWERY LTD.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-29643	41-1883639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5831 Cedar Lake Road

St. Louis Park, Minnesota 55416

(Address of Principal Executive Offices, including Zip Code)

(952) 525-2070

(Registrant’s Telephone Number, including Area Code)

Founders Food & Firkins Ltd.

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5                                                        OTHER EVENTS

On September 12, 2002, the registrant filed an amendment to its articles of incorporation changing its name from Founders Food & Firkins Ltd. to Granite City Food & Brewery Ltd.

ITEM 7                                                        Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits.

4.1                                 Articles of Incorporation, as amended.

4.2                                 Specimen common stock certificate.

4.3                                 Amendment No. 1 to Warrant Agreement with Wells Fargo Bank Minnesota, National Association (including specimen Class A Warrant certificate).

4.4                                 Specimen unit certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 20, 2002.

GRANITE CITY FOOD & BREWERY LTD.

By:	/s/ Mitchel I. Wachman Mitchel I. Wachman Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Articles of Incorporation, as amended.

4.2	Specimen common stock certificate.

4.3	Amendment No. 1 to Warrant Agreement with Wells Fargo Bank Minnesota, National Association (including specimen Class A Warrant certificate).

4.4	Specimen unit certificate.